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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 28, 2003



                             ABLE LABORATORIES, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



        Delaware                      001-11352                 04-3029787
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


6 Hollywood Court, South Plainfield, NJ                              07080
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:        (908) 754-2253









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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)  Exhibits

                 99.1            July 28, 2003 Press Release




ITEM 9.     REGULATION FD DISCLOSURE

            The following information (including the exhibit hereto) is furnished under this Item 9 solely in satisfaction of Item 12, "Results of Operations and Financial Condition" in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216.

            On July 28, 2003, Able Laboratories, Inc. issued a press release reporting its financial results for its fiscal quarter ended June 30, 2003. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.





                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ABLE LABORATORIES, INC.


Date: July 28, 2003                    By: /s/ Dhananjay G. Wadekar
                                           -------------------------------------
                                           Dhananjay G. Wadekar
                                           President and Chief Executive Officer





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                                  EXHIBIT INDEX




NUMBER                  DESCRIPTION
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99.1                    July 28, 2003 Press Release




































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